UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 13, 2026

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange
Preferred Stock Repurchase Rights		New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 13, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) entered into a Limited Waiver Under Advisory Agreement (the “Limited Waiver”) with Ashford Hospitality Limited Partnership (the “Operating Partnership”), Ashford TRS Corporation (“TRS”), Ashford Inc. (“AINC”) and Ashford Hospitality Advisors LLC (together with AINC, the “Advisor”).
As previously disclosed, the Company, the Operating Partnership, TRS and the Advisor are parties to a Third Amended and Restated Advisory Agreement, as amended (the “Advisory Agreement”), which (i) allocates responsibility for certain employee costs between the Company and the Advisor, and (ii) permits the board of directors of the Company (the “Board”) to issue annual equity awards in the Company or the Operating Partnership to employees and other representatives of the Advisor based on achievement by the Company of certain financial or other objectives, or otherwise as the Board sees fit.
Pursuant to the Limited Waiver, the Company, the Operating Partnership, TRS and the Advisor waive the operation of any provision in the Advisory Agreement that would otherwise limit the ability of the Company in its discretion, at the Company’s cost and expense, to award during the first and second fiscal quarters of calendar year 2026 (the “Waiver Period”), cash incentive compensation to employees and other representatives of the Advisor.
The foregoing description of the Limited Waiver does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Limited Waiver, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 13, 2026, the Company adopted the Form of Deferred Cash Award, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

10.1    Third Amended and Restated Advisory Agreement, dated as of March 12, 2024, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC (incorporated by reference to Exhibit 10.64 to the Company’s Annual Report on Form 10-K, filed on March 14, 2024) (File No. 001-31775)
10.2     Limited Waiver Under Advisory Agreement, dated as of March 13 2026, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC
10.3    Form of 2026 Deferred Cash Award Agreement
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: March 17, 2026	By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary